UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 30, 2013

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

(Exact Name of Registrant as Specified in its Charter)

Ireland	001-31560	98-0648577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

38/39 Fitzwilliam Square Dublin 2 Ireland	NA
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code: + (353) (1) 234-3136

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)               Adoption of Amended and Restated Executive Officer Performance Bonus Plan

The Annual General Meeting of Shareholders (“AGM”) of Seagate Technology plc (the “Company”) was held on October 30, 2013.  The shareholders approved the Company’s Amended and Restated Executive Officer Performance Bonus Plan (the “EOPB”) at the AGM. The EOPB will govern the award and payment of bonuses to the Company’s executive officers.  The Board of Directors had adopted the EOPB on July 23, 2013, subject to shareholder approval at the AGM.

The purpose of the EOPB is to motivate our executive officers and reward them for producing results that increase shareholder value. The bonuses awarded under the EOPB are generally intended to be “qualified performance-based compensation” under Section 162(m) of the Internal Revenue Code of 1986, as amended (“Section 162(m)”). Our Chief Executive Officer (“CEO”) and any other executive who is subject to the requirements of Section 16 of the Securities Exchange Act of 1934, as amended, and who is selected to participate in the EOPB by the Compensation Committee (the “Committee”) is eligible for a bonus award under the EOPB. Currently, there are five executive officers, including our CEO, who are eligible to participate in the EOPB for our 2014 fiscal year, with a target bonus award equal to 100% of annual base salary for each of the participants except the CEO whose target bonus award is equal to 150% of his annual base salary.

Each participant’s bonus will be based on the achievement of one or more performance targets, as determined by the Committee for each performance period within the time period mandated under Section 162(m). The potential performance criteria, as well as the permitted adjustments to such criteria, are set forth on pages 26 and 27 of the Company’s Proxy Statement filed with the SEC on September 11, 2013. The maximum bonus that may be paid to any participant under the EOPB in respect of any performance period (which period may be shorter than, equal to or longer than a year, as determined by the Committee) may not exceed $10 million and, in any case, may not exceed $15 million in any fiscal year. The performance bonus awards (if any) are generally paid following written certification by the Committee as to the level of achievement of the applicable performance target(s); awards are payable in cash, with payment no later than the 15th day of the third month following the end of the performance period to which such bonus award relates.

A participant who, whether voluntarily or involuntarily, is terminated or demoted or otherwise ceases to be an executive officer at any time during a performance period or before payment of a bonus award will not generally be eligible to receive a bonus award in respect of that performance period, although the Committee may provide for payment of bonus awards in its discretion in the event of a participant’s death or disability or in the event of a change in ownership or control of the Company. In addition, in the event of a “qualifying termination of employment” within the meaning of the Fifth Amended and Restated Executive Severance and Change in Control Plan, a participant may have rights to receive a full or partial bonus award under the terms of that plan.

Awards under the EOPB are based on actual future performance and, as a result, the amounts that will be paid under the EOPB are not currently determinable. The above description of the EOPB is qualified in its entirely by reference to the EOPB, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 5.03                   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)              Amendments to Articles of Association

On October 30, 2013, the shareholders voting at the AGM approved by special resolutions the following four amendments to the Company’s Articles of Association (the “Articles”):

(a)              to remove restrictions on holding general meetings outside of the U.S.,

(b)              to clarify the right of members to appoint one or more proxies,

(c)               to provide for escheatment in accordance with U.S. law, and

(d)              to clarify the mechanism used by the Company to effect share repurchases.

Each of the foregoing amendments to the Articles is described and disclosed in the Company’s Proxy Statement filed with the SEC on September 11, 2013 at pages 33 to 36. The foregoing description of the changes to the Articles is qualified in its entirety by reference to the complete text of the Articles, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07                   Submission of Matters to a Vote of Security Holders.

On October 30, 2013, the Company held its 2013 AGM at which its shareholders: (1) elected all twelve of the Company’s nominees for director; (2) approved the Company’s Amended and Restated Executive Officer Performance Bonus Plan; (3) authorized the reissue price range of treasury shares; (4) authorized the 2014 Annual General Meeting of Shareholders to be held at a location outside of Ireland; (5) held a non-binding advisory vote on executive compensation matters; (6) approved four amendments to the Company’s Articles of Association to (a) remove restrictions on holding general meetings outside of the U.S., (b) clarify the right of members to appoint one or more proxies, (c) provide for escheatment in accordance with U.S. law, and (d) clarify the mechanism used by the Company to effect share repurchases; and (7) ratified, in a non-binding vote, the appointment of Ernst & Young to serve as the Company’s independent auditors for the fiscal year ending June 27, 2014 and authorized, in a binding vote, the Audit Committee to set the auditors’ remuneration.

The final voting results on these proposals are as follows:

Proposal 1(a) - (l). To elect twelve (12) directors to hold office until the Company’s next Annual General Meeting of Shareholders:

	Nominees	For	Against	Abstain	Broker Non Vote
(a)	Stephen J. Luczo	248,489,318	13,812,186	3,836,758	32,513,807
(b)	Frank J. Biondi, Jr.	258,801,700	6,115,660	1,220,902	32,513,807
(c)	Michael R. Cannon	263,478,775	1,847,968	811,519	32,513,807
(d)	Mei-Wei Cheng	265,069,184	257,605	811,473	32,513,807
(e)	William T. Coleman	265,029,419	288,718	820,125	32,513,807
(f)	Jay L. Geldmacher	265,055,164	273,093	810,005	32,513,807
(g)	Dr. Seh-Woong Jeong	263,825,381	1,501,014	811,867	32,513,807
(h)	Lydia M. Marshall	261,475,409	3,453,641	1,209,212	32,513,807
(i)	Kristen M. Onken	265,105,813	218,085	814,364	32,513,807
(j)	Dr. Chong Sup Park	264,499,427	807,411	831,424	32,513,807
(k)	Gregorio Reyes	264,627,121	689,475	821,666	32,513,807
(l)	Edward J. Zander	264,649,440	283,628	1,205,194	32,513,807

Proposal 2. To approve the Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan:

For	Against	Abstain	Broker Non Vote
255,718,947	9,470,854	948,461	32,513,807

Proposal 3. To determine the price range at which the Company can reissue treasury shares off-market:

For	Against	Abstain	Broker Non Vote
296,414,225	1,322,571	915,273	—

Proposal 4.  To authorize the holding of the 2014 Annual General Meeting of Shareholders at a location outside of Ireland:

For	Against	Abstain	Broker Non Vote
297,604,081	249,523	798,465	—

Proposal 5. To approve, in a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non Vote
252,561,846	12,674,091	902,325	32,513,807

Proposal 6. To approve four amendments to the Company’s Articles of Association as follows:

(a)                                 remove restrictions on holding general meetings outside of the U.S.:

For	Against	Abstain	Broker Non Vote
264,716,150	610,313	811,799	32,513,807

(b)                                 clarify the right of members to appoint one or more proxies:

For	Against	Abstain	Broker Non Vote
264,925,541	336,597	876,124	32,513,807

(c)                                  provide for escheatment in accordance with U.S. law:

For	Against	Abstain	Broker Non Vote
264,993,256	220,394	924,612	32,513,807

(d)                                 clarify the mechanism used by the Company to effect share repurchases:

For	Against	Abstain	Broker Non Vote
265,093,137	202,781	842,344	32,513,807

Proposal 7.        To ratify, in a non-binding vote, the appointment of Ernst & Young as the independent auditors of the Company for the fiscal year ending June 27, 2014 and to authorize, in a binding vote, the Audit Committee to set the auditors’ remuneration:

For	Against	Abstain	Broker Non Vote
296,297,322	1,322,642	1,032,105	—

Item 9.01                   Financial Statements and Exhibits.

(d)  Exhibits

3.1                         Memorandum and Articles of Association of Seagate Technology plc, as amended and restated by special resolution dated October 30, 2013.

10.1                  Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

	By:	/s/ Kenneth M. Massaroni
	Name:	Kenneth M. Massaroni
	Title:	Executive Vice President, General Counsel and Chief Administrative Officer

Date: November 1, 2013

EXHIBIT INDEX

Exhibit No.	Description

3.1	Memorandum and Articles of Association of Seagate Technology plc, as amended and restated by special resolution dated October 30, 2013.

10.1	Seagate Technology plc Amended and Restated Executive Officer Performance Bonus Plan.